TONIX
PHARMACEUTICALS



Corporate Presentation
October 2012

OTC/QB: TNXP

Disclosures

Certain statements in this presentation regarding strategic plans, expectations and objectives for future operations or results are "forward-looking statements" as defined by the Private Securities Litigation Reform Act of 1995. These statements may be identified by the use of forward-looking words such as "anticipate," "believe," "forecast," "estimate" and "intend," among others. These forward-looking statements are based on TONIX's current expectations and actual results could differ materially. There are a number of factors that could cause actual events to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, substantial competition; our ability to continue as a going concern; our need for additional financing; uncertainties of patent protection and litigation; uncertainties of government or third party payer reimbursement; limited sales and marketing efforts and dependence upon third parties; and risks related to failure to obtain FDA clearances or approvals and noncompliance with FDA regulations. As with any pharmaceutical under development, there are significant risks in the development, regulatory approval and commercialization of new products. The forward-looking statements in this presentation are made as of the date of this presentation, even if subsequently made available by the Company on its website or otherwise. TONIX does not undertake an obligation to update or revise any forward-looking statement. Investors should read the risk factors set forth in the Annual Report on Form 10-K filed with the SEC on March 30, 2012 and future periodic reports filed with the Securities and Exchange Commission. All of the Company's forward-looking statements are expressly qualified by all such risk factors and other cautionary statements.

Company Overview

- **Developing novel medications for challenging disorders of the central nervous system (CNS)**
  - Large and underserved indications
- **Pivotal trial in fibromyalgia (FM) to report in 2013**
  - Phase 2 data demonstrated efficacy
  - Unique, non-addictive treatment approach – targeting sleep quality
- **Capital-efficient strategy mitigates risk and cost**
  - 505(b)(2) leverages established safety database
- **Strong market exclusivity on lead product candidates**
  - Protection expected to 2033 on proprietary sublingual tablet
- **Experienced management and board**

Experienced Leadership

	Selected Previous Corporate Affiliations	Selected Previous Product Affiliations
Seth Lederman, MD CEO & Chairman	• Vela • Targent • Validus • Fontus	Fusilev® (levoleucovorin) for injection
Leland Gershell, MD, PhD CFO	• Cowen • Apothecary Capital • Favus Research • Madison Williams	Zolinza® [vorinostat] capsules
Bruce Daugherty, PhD, MBA Senior Director of Drug Development	• Merck • Roche Institute	Tredaptive®

Accomplished Independent Board

	Selected Current & Previous Affiliations	Selected Previous Product Affiliations
Seth Lederman, MD Chairman	• Vela • Targent • Validus/Fontus	Fusilev (levoleucovorin) for injection
Stuart Davidson	• Alkermes • Combion	
Patrick Grace	• WR Grace • Chemed • Grace Institute	
Donald Landry, MD, PhD	• Columbia University Chair, Dept. of Medicine • Vela	
Ernest Mario, PhD	• Glaxo • Alza • Reliant	LOVAZA omega-3-acid ethyl esters; ONCE-DAILY CONCERTA methylphenidate HCl CII
Charles Mather	• Janney Montgomery Scott • Cowen • Smith Barney	
John Rhodes	• Booz Allen Hamilton	
Samuel Saks, MD	• Jazz • Alza • Cougar	XYREM (sodium oxybate) oral solution; ONCE-DAILY CONCERTA methylphenidate HCl CII

Product Pipeline

Product	Indication	Status
TNX-102 SL	Fibromyalgia	• Cyclobenzaprine (CBP) in sublingual formulation • First pivotal trial to begin 1Q 2013 • Topline results in 4Q 2013
	PTSD (Post-Traumatic Stress Disorder)	• Cyclobenzaprine in sublingual formulation • Proof of concept data in 2013 • Seeking U.S. Department of Defense partnership
TNX-201	Headache	• Proprietary product based on grandfathered compound • Potentially shortened process for approval by the US Food and Drug Administration (FDA)
TNX-301	Alcoholism	• Patents issued (US, EU) • Potential for government funding

Fibromyalgia

- **Chronic pain syndrome**
  - Central pain – originates in the CNS
  - Despite three FDA-approved medications, patients are dissatisfied
- **Complaint: "Hurt all over, can't sleep"**
  - No benefit from opiates or prescription sleep drugs
- **FDA primary endpoint is pain**
- **Problem with sleep quality**
  - Restorative sleep can improve pain and other symptoms
- **~90% of diagnosed patients are female**

Fibromyalgia Market Opportunity

- **~5 million U.S. patients***
- **U.S. prescription drug market in 2011 ~$1.4 billion****
  - 2007 – 2011 CAGR of 17%**
- **First approved drug for fibromyalgia in 2007**

Product	Company	Approval Year	Estimated 2011 US Sales for FM**
Lyrica®	Pfizer	2007	$450 million
Cymbalta®	Eli Lilly	2008	$560 million
Savella®	Forest	2009	$137 million

- **Market growth driven by on-label drugs replacing legacy off-label generics*****

** National Institutes of Health, U.S. Department of Health and Human Services*
*** Decision Resources Pain Management Study: Fibromyalgia, January 2012*
**** Frost & Sullivan Fibromyalgia Market Study, December 2010*

Managed Care Perspective on FM

- **Fibromyalgia presents a significant economic burden**
  - Studies show high cost in overall care, lost productivity, and disability
- **Physicians and payors are aware of high unmet need in pharmacological treatment of fibromyalgia**
  - Patients take many products without evidence of efficacy
- **All FDA-approved fibromyalgia products are branded and on-patent**
  - Reimbursed at Tier 2 and enjoy growing sales in fibromyalgia
  - Growth continues despite presence of legacy off-label generics in Tier 1

Evolution of Fibromyalgia Market

	Legacy Off-Label	Abandoned	In Development	FDA Approved
Sleep	• cyclobenzaprine • muscle relaxants • sodium oxybate (Xyrem®)*	• sodium oxybate (Rekinla®)**	• **TNX-102 SL** ***(Phase 3 ready)***	
Pain	• gabapentin • opioids		• Effirma™ *(Phase 2)*	LYRICA
Mood	• venlafaxine • bupropion			Cymbalta Savella

** Prescribed off-label for treatment-refractory patients, dispensing controlled by central mail-order pharmacy*

*** Jazz Pharmaceuticals had sought indication for refractory patients who failed other treatments; NDA withdrawn*

Sleep Quality: Validated Target in FM

- **TNX-102 SL will be a first-in-class FDA-approved medication targeting sleep quality for the "management of FM"**
- **By targeting sleep quality, Rekinla demonstrated powerful efficacy in both Phase 3 studies (p<0.001)**



TNX-102 SL
Phase 3 Ready
Sublingual Cyclobenzaprine
Sleep
No approved medications
Rekinla
NDA Withdrawn
Sodium Oxybate
Pain
Lyrica
Mood
Cymbalta
Savella

Bedtime Cyclobenzaprine: FM Phase 2 – Overview

- **Double blind, randomized, placebo controlled**
- **36 fibromyalgia patients; 18 per arm**
  - Very low dose cyclobenzaprine (VLDC) or placebo taken between dinner and bedtime daily
- **Eight-week, dose escalating study, from 1 mg to 4 mg**
  - Average bedtime cyclobenzaprine dose at week eight was 3.1 mg
  - Lowest available dose of cyclobenzaprine is 5 mg
- **Conducted at two academic centers in Canada**
- **Published in Journal of Rheumatology* December 2011**
  - Harvey Moldofsky, MD – lead investigator (University of Toronto)

** Moldofsky et al., J. Rheum. December 2011: http://jrheum.org/content/early/2011/08/30/jrheum.110194.full.pdf+html*

Bedtime Cyclobenzaprine: FM Phase 2 – Efficacy

- **Change from baseline at week eight**



15%
10%
5%
0%
-5%
-10%
-15%
-20%
-25%
-30%
-35%
Percent Change from Baseline
Pain
Fatigue
Tenderness
HAD
HAD Depression
0%
p=0.010
p=0.039
p=0.006
p=0.012
p=0.017
VLDC
Placebo

Cyclobenzaprine: Impressive Safety, Widely Used

- **Not a controlled substance**
- **No recognized addictive potential**

Timeframe	Cyclobenzaprine History
1977	• Flexeril® (Merck) FDA approved for muscle spasm
1990's	• Extensive safety and efficacy studies
1994	• Publication of a randomized, double-blind, placebo-controlled, six-month clinical trial of daily cyclobenzaprine in FM*
2007	• High-dose, controlled-release formulations approved
Today	• >1 billion tablets prescribed annually

* *Carette et al., Arthritis & Rheumatism January 1994*

Current CBP Products Not Optimal for Chronic Fibromyalgia Treatment

- **Current daytime regimens poorly suited for FM**
  - Chronic daytime cyclobenzaprine may confound long-term efficacy
- **Current doses poorly suited for bedtime use**
  - Off-label use of available doses of cyclobenzaprine at bedtime associated with next-morning grogginess
- **Current formulations poorly suited for bedtime use**
  - Slow systemic absorption via oral route
- **Despite shortcomings, legacy off-label cyclobenzaprine is widely used in the management of fibromyalgia**

TNX-102 SL: First-in-Class Fibromyalgia Medicine

- **Chronic bedtime dosing**
  - Drug exposure during the night to target non-restorative sleep
- **Lower dose than available CBP tablets**
  - Tailored to reduce next-morning grogginess
- **Proprietary sublingual formulation**
  - Transmucosal delivery
  - Rapid systemic absorption demonstrated in humans
  - Avoids “first-pass” metabolism which produces psychoactive metabolite

TNX-102 SL: Sublingual CBP Tablet

- **Faster absorption**
- **Bypasses liver "first-pass" metabolism**



Swallowed Oral Dose
Sublingual Oral Dose
Cyclobenzaprine
Cyclobenzaprine
Dose
p450
Metabolism
Norcyclobenzaprine
Absorption
Gut
Wall
Liver
p450
Metabolism
Hepatic Vein/Inf. Vena Cava
Brain
Portal
Vein
2+ Hours
To feces

TNX-102 SL: Pivotal Development in FM

- **First Phase 3 efficacy trial to begin in 1Q 2013**
  - Randomized, double blind, placebo controlled, 76 patients; 8-10 U.S. centers
  - 12-week treatment period, daily bedtime dosing
  - Pre-defined efficacy endpoint = pain (Visual Analog Scale)
  - Topline results expected by YE 2013
- **Subsequent requirements for FDA approval**
  - 24-week placebo-controlled efficacy trial in ~300 patients
  - Open-label safety exposure study per International Committee on Harmonization (ICH) guidelines (≥100 patients x one year)
- **"Managed Care" study**
  - Demonstrate clinical superiority of TNX-102 SL over generic CBP

TNX-102 SL: Sublingual CBP for PTSD

- **Patients experience disturbed sleep and widespread pain**
  - Painkiller abuse and addiction is common
- **3.5% of U.S. adult population has suffered from PTSD in past 12 months***
  - Experiencing any trauma can lead to PTSD
- **Unsatisfied market**
  - Only Zoloft® and Paxil® have FDA approval
- **Phase 2 proof-of-concept study to be conducted in 2013**
  - Pre-IND meeting held October 2012 encourages further development
  - Leverage fibromyalgia formulation and clinical work

** National Institutes of Mental Health & National Institutes of Health 2010*

Upcoming Milestones

Timing	Milestones Related to Fibromyalgia
4Q 2012	• Manufacture commercial tablets
1Q 2013	• Commence first pivotal trial
4Q 2013	• Topline results from first pivotal trial • Evaluate partnership opportunities

Timing	Milestones Related to PTSD
1H 2013	• Commence proof of concept study in PTSD patients

TNX-102 SL: Intellectual Property

- **Pharmacokinetics (PK)**
  - Patent filed around unique PK profile
    - Surprising and unexpected observations
    - Protection expected through 2033
  - Difficult patent class to circumvent
- **Method of Use**
  - FM: issued patent, expiration mid-2021
  - PTSD: patent filed in 2010
- **Composition of Matter**
  - Patent in preparation

Investment Highlights

- **Developing novel medications for challenging disorders of the central nervous system**
  - Large and underserved indications
- **Pivotal trial in fibromyalgia to report in 2013**
  - Phase 2 data demonstrated efficacy
  - Unique, non-addictive treatment approach – targeting sleep quality
- **Capital-efficient strategy mitigates risk and cost**
  - 505(b)(2) leverages established safety database
- **Strong market exclusivity on lead product candidates**
  - Protection expected to 2033 on proprietary sublingual tablet
- **Experienced management and board**

TONIX PHARMACEUTICALS



OTC/QB: TNXP